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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

     The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 filed by GTSI Corp. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of GTSI Corp.



Dated: August 14. 2003                   /s/ Dendy Young
                                         -------------------------------------
                                         Dendy Young
                                         Chairman and Chief Executive Officer


Dated: August 14, 2003                   /s/ THOMAS A. MUTRYN
                                         -------------------------------------
                                         Thomas A. Mutryn
                                         Chief Financial Officer and Senior Vice
                                         President






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